Acquisition And Investment	12 Months Ended
Dec. 31, 2011
Acquisition And Investment [Abstract]
Acquisition And Investment

Note 16 - Acquisition and Investment

A.           Investment in the Japanese Subsidiary

Since June 2009, the Company has purchased shares from the non-controlling shareholders in Given Imaging K.K. ("GIKK"), for a total consideration of $785.

In October 2009, the Company invested $4.4 million (in Japanese Yen) in GIKK. The two other shareholders of GIKK declined to invest in this financial round.

As a result of the share purchase and the investment, the Company's share in GIKK increased to 93% of the total issued and outstanding shares of GIKK.
As to impairment of goodwill, see Note 17.

B.           Acquisition of Sierra

On April 1, 2010, as part of the Company's strategy of expanding its product offerings, the Company completed the acquisition of Sierra, a leading provider of specialty diagnostic devices for the gastrointestinal tract (the "SSI Acquisition"). Under the terms governing the SSI Acquisition, on the closing date of the SSI Acquisition (the "SSI Closing Date"), the Company paid $34.8 million in cash for all of the issued and outstanding shares of Sierra's common stock. Transaction costs in connection with the SSI Acquisition, in the amount of $936, were recorded as expenses in the Company's consolidated statement of operations for the year ended December 31, 2010.

The Company accounted for the SSI Acquisition using the purchase method of accounting. The following table represents the final allocation of the purchase price of Sierra:

$ in thousands

Current assets	$7,967
Property, plant and equipment	533
Other long-term assets	65
Identifiable intangible assets:
In-process research and development	5,306
Technological intellectual property (1)	7,562
Backlog	612
Business-related intellectual property (2)	3,711
Goodwill	20,523
Total assets acquired	46,279
Current liabilities	(4,761)
Deferred tax liability	(6,759)
Other non-current liabilities	(9)
Total liabilities assumed	(11,529)

Net assets acquired	$34,750

(1)          Amortized over a period of 8 years.
(2)          Amortized over periods ranging from 8 to 15 years.

The goodwill is attributable to the significant synergies expected to arise after the Company's acquisition of Sierra.

The operations of Sierra have been included in the consolidated financial statements of the Company from April 1, 2010.  The acquisition of Sierra contributed revenues of $17.9 million and net loss of $716 to the Company for the period from April 1, 2010 to December 31, 2010.

Below are certain unaudited pro forma, combined statements of operations data for the years ended December 31, 2010 and 2009, presented as if the SSI Acquisition had occurred on January 1, 2009, after giving effect to: (a) purchase accounting adjustments, including the increase in amortization of identifiable intangible assets; and (b) estimated decrease in interest income due to the deduction of interest income on the Company's cash, cash equivalents and marketable securities used as cash consideration in the acquisition.  This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition actually taken place at the beginning of 2009, nor is it necessarily indicative of future results.

	Year ended December 31
	2010	2009
	$ in millions (except Earnings per share)
	(unaudited)
Net sales	$162.5	$160.3
Net income	$9.9	$12.9
Net income attributable to shareholders*	$10.2	$13.8
Earnings per share:
Basic	$0.34	$0.47
Diluted	$0.33	$0.45

*
Includes net amortization in the amount of approximately $766 and $1,528 and decrease in interest income of approximately $88 and $350 in 2010 and 2009, respectively. In addition, transaction costs of $936 that were recorded in 2010 were eliminated.